Exhibit 99.1

INVESTOR DAY An In-Depth Look at PolyOne’s Progress & Potential Stephen D. Newlin Chairman, President and CEO

Forward-looking Statements In this presentation, statements that are not reported financial results or other historical information are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. They are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historic or current facts. They use words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with any discussion of future operating or financial performance and/or sales. In particular, these include statements relating to future actions; prospective changes in raw material costs, product pricing or product demand; future performance; results of current and anticipated market conditions and market strategies; sales efforts; expenses; and financial results. Proof of Performance

Forward-looking statements are subject to risks that may cause results to differ materially from those projected, including those listed below and the other factors set forth in our SEC filings, including our Form 10-K. The effect on foreign operations of currency fluctuations, tariffs, nationalization, exchange controls, limitations on foreign investment in local businesses and other political, economic and regulatory risks; Changes in polymer consumption growth rates within the U.S., Europe or Asia or other countries where PolyOne conducts business; Changes in global industry capacity or in the rate at which anticipated changes in industry capacity come online in the polyvinyl chloride (PVC), chlor-alkali, vinyl chloride monomer (VCM) or other industries in which PolyOne participates; Fluctuations in raw material prices, quality and supply and in energy prices and supply, in particular fluctuations outside the normal range of industry cycles; Production outages or material costs associated with scheduled or unscheduled maintenance programs; The cost of compliance with environmental laws and regulations, including any increased cost of complying with new or revised laws and regulations; Unanticipated developments that could occur with respect to contingencies such as litigation and environmental matters, including any developments that would require any increase in our costs and/or reserves for such contingencies; An inability to achieve or delays in achieving or achievement of less than the anticipated financial benefit from initiatives related to cost reductions and employee productivity goals; An inability to raise or sustain prices for products or services; An inability to maintain appropriate relations with unions and employees in certain locations in order to avoid business disruptions; Any change in agreements with product suppliers to PolyOne Distribution that prohibits PolyOne from continuing to distribute a supplier's products to customers; and Other factors affecting our business beyond our control, including, without limitation, changes in the general economy, changes in interest rates and changes in the rate of inflation. Forward-looking Statements Proof of Performance

Use of Non-GAAP Financial Measures This presentation includes the use of both GAAP (generally accepted accounting principles) and non-GAAP financial measures. The non- GAAP financial measures include: operating income (loss) before special items, gross margin as adjusted, Debt/EBITDA and Net Debt/EBITDA. PolyOne's chief operating decision maker uses these financial measures to monitor and evaluate the ongoing performance of the Company and each business segment and to allocate resources. In addition, operating income before special items is a component of various PolyOne annual and long-term employee incentive plans. Disclosure provided in our Form 8-K filed today, November 15, 2007, reconciles each non-GAAP financial measure with the most directly comparable GAAP financial measure and provides detail about special items. This Form 8-K can be accessed in the Investor Relations section of our website at www.polyone.com. Proof of Performance

INVESTOR DAY Proof of Performance

Today's Agenda Overview Steve Newlin Commercial Development Mike Kahler Driving Innovation Dr. Cecil Chappelow Operational Excellence Tom Kedrowski Business Overviews Engineered Materials Craig Nikrant NA Color John Van Hulle International Color & EM Bernard Baert Lunch & Presentation Business Overviews Vinyl Business Rob Rosenau Distribution Mike Rademacher Financial Summary Dave Wilson Summary & Q&A Session Steve Newlin Proof of Performance

PolyOne at a Glance 4,600 employees, 60 plants / warehouses and 12 technology centers worldwide 10,000 customers in 35 countries 3 operating platforms: Specialty businesses; PolyOne Distribution; and General-purpose businesses Proof of Performance Significant opportunities for growth in current $20 billion addressable market United States Europe Canada Asia Latin America $443 17% $288 11% $136 5% $13 1% $1,744 66% Automotive Building Materials Consumer Durable Durable Goods Electrical/Electronics Industrial Applications Medical Misc. Non-Durable Goods Packaging Wire & Cable 12% 21% 10% 6% 7% 6% 4% 11% 4% 8% 11% 2006 Revenues: $2.6 billion 2006 Revenues by Markets

Our Vision and Strategy The World's Premier Provider of Specialized Polymer Materials, Services & Solutions Proof of Performance

Our Vision and Strategy The World's Premier Provider of Specialized Polymer Materials, Services & Solutions Proof of Performance

Our Vision and Strategy The World's Premier Provider of Specialized Polymer Materials, Services & Solutions Proof of Performance

Our Vision and Strategy The World's Premier Provider of Specialized Polymer Materials, Services & Solutions Proof of Performance

Our Strategic Objectives Build a superior management team and drive cultural change Invest in commercial resources Drive innovation and shift from commodity to specialized growth markets Expand globally Strengthen our financial profile and reduce high-cost debt while transforming our portfolio Proof of Performance Drive Earnings Growth, Multiple Expansion and Shareholder Value

The New Team is in Place Proof of Performance Tom Kedrowski Senior Vice President Supply Chain & Operations Lisa Kunkle Vice President General Counsel & Secretary Dave Wilson Senior Vice President & Chief Financial Officer Dr. Cecil Chappelow Vice President Research & Innovation Randy Fortin Vice President Corporate Marketing Kurt Schuering Vice President Global Strategic Accounts Mike Kahler Senior Vice President Commercial Development Bernard Baert Senior Vice President and General Manager Color & EM-Europe & Asia Craig Nikrant Vice President & General Manager NA Engineered Materials Scott Craig General Manager Specialty Inks & Polymer Systems John Van Hulle Vice President & General Manager NA Specialty Color Steve Newlin Chairman President & Chief Executive Officer Mike Rademacher Senior Vice President and General Manager Distribution Rob Rosenau Senior Vice President and General Manager Vinyl Compounds Pat Burke Vice President & General Manager Producer Services Dan Kickel Vice President and General Manager Polymer Coating Systems Ken Smith Senior Vice President Chief Information and HR Officer 10 New Executives

Investment in Commercial Resources 108 net new commercial additions globally 77 in sales and marketing More than 60% support International businesses Global sales force training Value-based selling EVE(c) tools Closing techniques Investment in R&D Current investment $38 million, grow 25% 35 new patent applications in past 18 months; more than double historical pace 31 additions in technology Proof of Performance

Impressive Early Commercial Wins Specialty businesses operating income improves dramatically in a challenging environment Up 60% year-over-year for the first nine months of 2007 Historically underperforming businesses turning around North American Color now profitable EM momentum building PolyOne Distribution operating income accelerating Solid international growth Proof of Performance Accelerating Shift to Specialization

Acquiring GLS Corporation North American leader of specialty thermoplastic elastomer compounds for consumer and healthcare applications - $130 million 1,200 customers worldwide Consistent double-digit revenue and earnings growth Provides difficult-to-develop specialty compounds in specialized, high-growth markets such as healthcare and electronics Leader in product innovation with superior customer service and a research and development department that operates around the clock Proof of Performance

Expanding Global Footprint Strengthening our global competitive base New plant in Poland India office Two new Design Centers in Europe Vinyl acquisition in China (pending) Global key account penetration Target and serve key customers and OEMs Leverage global innovation, marketing and customer relationships "No Surprises Pledge" Proof of Performance

Financial Flexibility to Support Growth Financial profile stronger than ever OxyVinyls divestment substantially reduced earnings volatility and provided liquidity Interest expense reduced by $30 million Proof of Performance $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Debt $ Millions 0x 2x 4x 6x 8x 10x 12x 14x Leverage Ratio (x) Debt Debt/EBITDA

2011 Goals Gross margins Specialty Businesses 25% to 35% Revenue outside the U.S. 40% Vitality index 25% Strong double-digit earnings CAGR ROIC Exceed 15% (pre-tax) Proof of Performance Drive Meaningful Share Price Appreciation

Executing Our Strategy Stronger and more rapidly growing specialty mix International growth expansion Turning around historically underperforming businesses Industry-leading Vinyl business PolyOne Distribution growing consistently Substantially lower interest expense Proof of Performance Strong Earnings Growth Plus Substantial Improvement in Earning Mix Should Drive a Significant Step Up in Valuation Multiple and Equity Price

GLOBALIZATION, SPECIALIZATION, COMMERCIAL EXCELLENCE Mike Kahler Senior Vice President, Commercial Development

Page 22 Globalization Geographic footprint and cross-selling capability with our customer base provide unique growth opportunities Demand for our products and knowledge is growing rapidly in many regions of the world Customers desire global partners who can provide consistent standards of performance Key emerging economies offer attractive growth rates

Globalization - Plastics Demand 4% 230 4% World 6% 8 9% Eastern Europe 2% 52 2% Western Europe 4% 10 5% Latin & South America 3% 64 3% North America 8% 16 14% India 9% 46 10% China GDP growth, Average annual %, 2007-2009 Annual demand, 2009, Million Metric Tons Plastics demand growth %, annualized 2009-2014 Sources: CMAI, World Bank, Freedonia, management estimates Region

Globalization - Key Initiatives Global innovation and technology transfer processes to leverage new product introductions Establish global marketing intelligence process to build specialization platforms Global Key Account teams to drive new business gains New team of Business Development Managers calling on key target markets and major OEMs

Global Sales Coordination Global sales...Six PolyOne business units Global Strategic Account Team deployment Key account team (USA spec / Asia production) GM increased due to specialization mix

Multi-National Fortune 100 Material Science Company PolyOne Plastisol Customized Wound Care Management Provides effective barrier properties Waterproof, absorbent dressing Optimal clinical performance and wear time PolyOne Conductive Polycarbonate Specialized Electronics Conductive Transfer Tapes Lighter, compact fabric / layered shielding materials Material substitution improvements Increase customers' product performance Improved reliability and reduced operating costs

New Strategic Account Value Proposition Global supply - five different facilities on three continents Strategic relationship... New product development Provide technical service / product QA testing Preferred partner

Specialization Shift the basis of competition to differentiation from cost / commodity Become a high value-added solutions provider Leverage our in-depth knowledge of polymers, formulations and polymer processing Redirect our strategic focus to the most attractive market segments

Key Markets Served Today Significant opportunities for growth in current $20 billion addressable market 2007 PolyOne Revenue by Market Segment 12% 21% 10% 6% 7% 6% 4% 11% 4% 8% 11% Automotive Building Materials Consumer Durables Durable Goods Electrical/ Electronics Industrial Applications Medical Misc. Non-durable Goods Packaging Wire & Cable

Housing Start Forecast: Decline Continues Through Mid-2008 2003 2004 2005 2006 2007 2008 2009 2010 200 250 300 350 400 450 500 550 600 2003 Q2 2003 Q3 2003 Q4 2004 Q1 2004 Q2 2004 Q3 2004 Q4 2005 Q1 2005 Q2 2005 Q3 2005 Q4 2006 Q1 2006 Q2 2006 Q3 2006 Q4 2007 Q1 2007 Q2 2007 Q3 2007 Q4 2008 Q1 2008 Q2 2008 Q3 2008 Q4 2009 Q1 2009 Q2 2009 Q3 2009 Q4 2010 Q1 2010 Q2 Quarterly Housing Starts (thousands) Actual Housing Starts Strategic Plan Forecast

Competitive Landscape Global companies must respond with compliance leadership to regulatory initiatives related to safety and product stewardship. PolyOne is well positioned with our "No Surprises Pledge" Only six of the 50 companies benchmarked compete with more than one of PolyOne's business units PolyOne's broad offer of products and services allows us to partner with a customer's product design and engineering teams to serve the high-value markets

New Market Opportunities Biopolymers Electronics Healthcare

Biomaterials - Creating a New Value Chain Oil & Gas Pumping Refining & Cracking Chemical Trans- formation Polymer- ization Processing (extrusion, molding, etc) Farms Milling Biotech Trans- formation Polymer- ization Source Feeds Monomer Polymer Crude Oil Monomer Monomer Polymer (Plastic) Source Feeds Monomer Polymer Downstream Processing Final Component Polymer (Plastic) Current - Chemical Industry Future - Bio Chemical Industry Compounding & Other Polymer Services Distribution Compounding Color/Additive Services POLYONE Additives Proof of Performance Monomer (starch, cellulose) Monomer Corn Biomass

Biopolymers - Market Status The market is still in early stage of development Market demand is growing at 20% per annum ~ $600M Material solutions will migrate from 'pure' biopolymers towards complex compounds (extended functionality) Key polymers (PLA) in short supply Currently available products limited in application due to performance, supply and economic issues - all potential PolyOne solutions Proof of Performance

PolyOne

Biomarkets and Applications
Where is PolyOne positioned for the future?

Proof of Performance


Technical Requirements
Higher
Lower
Engineered Materials, Vinyl Products & Distribution
Durables
Markets
Electronics
Automotive
Appliance
Building and Construction
Processes
Injection Molding
Extrusion
Disposable Goods
Markets
Packaging
Consumer Products
Processes
Film
Fiber
Foam
Blow Molding
Thermoform
Masterbatch & Distribution
Short Lived
Long Lived
Biomaterial Product Life

PolyOne is well positioned today in disposable goods and for future opportunities with the emerging durables sector

Page 35

Electronics Industry Market Segmentation Focus is on the $80+ billion electronic materials market with the four segments providing eight potential growth applications for PolyOne ELECTRONICS INDUSTRY VALUE CHAIN Electronic Equipment $1,126B Assembly Service $771B Computers $407B Merchant Communications $282B Captive Other Electronics $437B Electronic Components $500B Semi- conductors $197B Semi- conductors Package & Test $30B Fab Materials $21.1B Wafers, Gases, Photomasks, CMP, Photo Resist, Wet Chemicals, Targets/Pre Cursors Laminate, Ceramics, Photo Resist, Wet Chemicals, Drilling Materials Leadframe Metal, Bonding Wire, Molding Compound, Die Attach Solder Materials, Thermal Materials, Adhesives, Encapsulants Interconnect Substrates $44B Packaging Materials $4.0B Interconnect Materials $11.8B Assembly Materials $4.0B Electronic Materials $80B Raw and Industrial Materials $22B S116.217jd-chain05 Glass, Films, Color Filters, Phosphors, Shadow Masks, Targets, Thick Film Displays $96B Display Materials $24.1B Dielectrics, Electrodes, Terminations, Magnetics, Separators Passives $25B Passive Materials $3.3B Silicon Substrates, Anodes, Cathodes, Separators Energy Materials $3.9B Glass and Metal Substrates, Magnetic Film, Targets Data Storage $35B Data Storage Materials $4.1B Glass Fiber, Metal Foils, Composites Other Devices $63B Other Materials $3.4B Energy $10B Polysilicon, Polymers $3.0B Copper, Gold, Polymers $2.2B Cu Foil, Glass-Cloth, Polymers, PI Film $5.5B Al Foil, Inorganics, Metal- Powders $1.6B Films, Metals, Inorganics $4.2B Metals, Inorganics, Polysilicon $1.6B Films, Metals, $1.0B Copper, Inorganics $1.3B Tin, Polymers $1.3B Proof of Performance

New Electronic Platforms for Growth Proof of Performance Materials 2006 Market Size ($M) 2006-2011 CAGR (%) 2008 Market GM (%) Semiconductor Packaging Project A Project B Assembly Project A Project B Project C Energy Storage & Conversion Project A Other Project A $120 $158 $118 $120 $281 $57 $104 5% 26% 6% 6% 6% 16% 12% 30% 50% 60% 40% 60% 60% 70%

Electronics Industry Geographic Distribution Successful electronic materials solution suppliers must support design and manufacturing locations that are often in different regions Proof of Performance Materials Flat Panel Display Semiconductor Packaging Assemby Systems Assembly Semiconductor Wafer Fabrication Americas 0% 7% 21% 33% 40% Europe 0% 3% 14% 21% 11% Japan 30% 23% 9% 10% 18% 70% 67% 56% 36% 31% Asia (ex. Japan) Value as % of Total by Region Most segments of the electronics industry have transitioned to Asia

Healthcare Growth Platform - Unique Basis for Competitive Advantage OEM/Mfg. Contract Mfg. & Molders Polymer Solutions to the Medical Industry We have broad products & services to offer the industry but must become a solutions provider Distribution Engineered Materials Color & Additives Vinyl-based Products Polymer Diagnostics Regulatory Consulting Services Portfolio Strategy Proof of Performance

Healthcare Market - Medical Device Opportunities Proof of Performance This is a highly fragmented, profitable and growing market 8,000 medical device manufacturers in USA Custom compounding is a norm Market Attractiveness Market Potential 2006 2011 Total Market Size (2006) $4.4B $4.8B Volume (M lbs.) 2,700 3,300 Currently quantifying available PolyOne market size

Healthcare Market - Medical Device Opportunities Major EM compounding, Color and PVC competitors SWOT evaluated PolyOne's Distribution business is already a major supplier to US market PolyOne is a small but emerging solutions provider today in medical compounding Proof of Performance Market Position

Instead of asking: What is the best product we can offer? Ask: What is the best value creating solution we can offer ? Product Costs Price Customers Customers Value Price Costs Technology & Services Commercial Excellence Selling the Value of the PolyOne Solution Proof of Performance

Commercial Excellence Upgrading talent and increasing sales, marketing and innovation resources Developing marketing / sales skills Implementing new commercial tools to increase business gains Providing our customers the value and solutions that will help them achieve their growth and profit improvement objectives Proof of Performance

Focused Approach to Improving Commercial Performance Incentive compensation changes Prune unprofitable business Drive new buisness gains Sales efficiency Sales effectiveness Proof of Performance

Sales Efficiency Note - changes since April - and not our total pipeline - demonstrating follow-up measurements in driving new disciplines with sales efficiency Project Status Sept. 30 vs. April 1 Newly Identified $300 million Qualified Projects $180 million Trials / Pending Proposals $40 million Total $520 million Proof of Performance New Sales / Customer Projects by Status - Increasing Our New Sales Pipeline

New Training and Tools Opportunity Scorecards Identifies key variables impacting the sale Honest assessment of where you are in selling process Barometer - predictor of success Identifies key tactical options Communicating "High - Wide - Deep" to determine key value drivers - not only the procurement office Customer business review meetings to validate our value / contribution Economic Value Estimation (EVE(c)) tools Sales Effectiveness Proof of Performance

Value-based Selling Approach Conductive Pipette Tips Proof of Performance

Economic Value Creation Drives Customer Satisfaction Customer Value Increased production efficiency Reduced scrap rate EVE(c) Tool from Online Sales Portal Proof of Performance

Commercial Development Summary Leverage with an expanding global commercial team drives growth at a speed much faster than in our past Shifting the basis of competition to "quantified differentiation" transforms PolyOne to a value-added solutions provider Redirecting our strategic focus to more attractive segments will drive improved mix and earnings New commercial tools and investments enable disciplined execution and accountability Commercial Excellence Drives Specialization Growth, Operating Income and Earnings

INNOVATION Dr. Cecil Chappelow Vice President, Research & Innovation Chief Innovation Officer

Innovation ? Driving Specialization Specialization is shifting the basis of competition to differentiation PolyOne needs a fresh and disciplined approach to innovation We have a work in progress to transform how we innovate in the New PolyOne Proof of Performance

Building Blocks for Successful Innovation Deeper understanding of markets, emerging trends and customers Intimate knowledge of the competitive landscape Disciplined execution of global innovation processes Culture of accountability The heart of competitive advantage Proof of Performance

Deeper Understanding of Markets and Customers Focused market development work in new global opportunities in Biomaterials, Electronics and Healthcare Building personnel depth and strength Market Intelligence Building key industry marketing capabilities through new situational analysis Establishing market segmentation mapping process Implementing new value-based pricing methods to generate profitable growth Proof of Performance

New innovation framework to drive speed and accountability Emphasis on global cooperation, coordination and knowledge leverage Vitality index metric Disciplined Execution of Global Innovation Processes Acting as one global company Proof of Performance

Vitality Index Accelerating Change Requires: Identifying profitable market opportunities Shifting resources to high-impact programs Disciplined pricing policies Proof of Performance 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 13.4% 11.5% YTD 2006

Innovation Framework Intellectual Asset Management Culture of Innovation Resource Management Proof of Performance Offering Development Offering Launch Strategy Development Market Penetration and Value Maximization Idea Generation and Shaping

PolyOne Innovation Pipeline Proof of Performance Prototype Frame Opportunity Scale-up & Test Market Build Business Case Commercial Launch Phase 1 Phase 2 Phase 3 Phase 4 Phase 5 20 Commercial Launches made in the last 2 quarters Phase 0 Idea Generation & Shaping 60 Commercial Launch decisions planned for next 12 months

Recent Proof of Performance Derivative Platform Breakthrough Biomaterials Healthcare Stat-Tech(tm) conductive plastic ECCOH(tm) flame-retardant polyolefin OnColor(tm) colorants Electrical and Electronics

Summary New innovation processes, marketing skills and opportunity identification are driving specialization We are measuring and challenging our performance to build and sustain momentum Global talent base provides potential through focus on differentiation Culture of accountability drives commitment to succeed Disciplined execution will ultimately make the difference for PolyOne

OPERATIONAL EXCELLENCE Tom Kedrowski Senior Vice President Supply Chain & Operations

Operational Excellence It is all about strengthening our capabilities to deliver value flawlessly to our customers. It challenges us to enhance our productivity, profitability, and efficiency in all phases of our business, from safety to quality to waste elimination to environmental stewardship. Operational Excellence is a never-ending quest for improvement in response to the voice of our customers.

Operational Excellence Align HR and Training Strategies with Operational Excellence Objectives Provide senior leadership OpEx training Increase level of accountability for operational targets and issues Upgrade talent in supply chain / manufacturing areas Create organizational awareness Develop and Implement Supply Chain Initiative We expect a $50 million improvement to be delivered within a 3-year period

Delivery Improvement Establish desired delivery metric Hold gains and drive improvement via delivery task force Monthly review at Operations Council Methods are transferable to other areas Delivering Results September 2007 - 95% OTD ! On Time to Customer Request North America 70% 75% 80% 85% 90% February 2006 81% 95% 100% 14% 95% September 2007

Operational Excellence Implement Lean throughout PolyOne 2007 Implement Lean in all Vinyl plants and businesses Utilize strategy deployment for all businesses and functions Voice of the Customer Leverage customer data to drive alignment of strategy and operational excellence to the voice of the customer Deploy Lean Six Sigma throughout PolyOne Develop Black Belts, Green Belts and Master Black Belt skills Create rhythm and rigor in monitoring and execution

Lean Six Sigma Opportunities Organizational DNA Develop LSS talent and drive major process improvements Create a culture of continuous improvement and performance Strategic Alignment Modify incentive plans to focus on the key business drivers Develop cross-functional focus on delivering supply chain savings Operational Excellence Utilize LSS project identification and execution to improve Gross Margins and drive Operating Income to 2.5X current levels

ENGINEERED MATERIALS NORTH AMERICA Craig M. Nikrant Vice President and General Manager North American Engineered Materials

Engineered Materials Description: 2007E revenues $105M 3 NA plants, 7 globally Key growth markets Healthcare, Aerospace, Electrical / Electronic Value Proposition: We offer our customers a quantified competitive advantage by leveraging our combined innovation, speed, flexibility and global coverage Competitive Differentiation: Custom solutions and high-performance specialty polymers Unique combination of application and product solutions Custom mentality and capability Dedicated custom manufacturing Global technology teams Proof of Performance

Key Markets - Engineered Materials Focused Market Segments Electronics - Static dissipative capability and growth Consumer - Soft touch elastomers Aerospace - High heat capability and carbon fiber compounds Healthcare - Lead replacement and shielding with Gravi-TechTM Proof of Performance Available 2007 Key Industries Served Market Revenue Market $M Est. $M Share % Automotive $1,925 $22 1.1% Industrial $750 $10 1.3% Electrical / Electronics $700 $2 0.3% Wire & Cable $670 $55 8.1% Consumer $615 $9 1.5% Appliance $500 $4 0.8% Aerospace $600 $2 0.3% Other $1,000 $1 0.1% Total $6,760 $105 1.5%

$105M Specialty Mix 17% 50% $150M Revenue 2007 2011 Shifting the Mix to Specialties Top 5 Gross GP Customers Margin % Customer A 8% Customer B 5% Customer C 9% Customer D 11% Customer E 8% Top 5 Gross Specialty Customers Margin % Customer A 56% Customer B 42% Customer C 40% Customer D 34% Customer E 30% Proof of Performance

Specialty Connectors Application Requirements: Thin wall parts Elimination of plating EMI / RFI shielding Material Attributes: Electrically conductive High-flow compound EVE(c) Radiation Shielding Application Requirements: Equivalency of lead for radiation shielding Lead free Ability to form into complex shapes Material Attributes: High specific gravity Non-lead containing compound Elimination of secondary operations Proof of Performance - Engineered Materials

Avon Lake, Ohio Specialties Manufacturing Facility 100,000 square feet of specialty manufacturing capability Process flexibility with multiple extrusion technologies 6 manufacturing extruders with infrastructure to grow to 12 ISO 9001 certified GMP (Good Manufacturing Practices) certified for food, drug and medical applications Proof of Performance - Engineered Materials

Increase commercial, marketing and technology resources Improve specialties mix from 17% of total revenues to 50% in 2011 New refocused Industry marketing management team in place - targeting aerospace, healthcare, and consumer Double Vitality Index by 2011, leveraging our increased commercial presence and technology focus Increase global customer linkage through global account team and global manufacturing and technology footprint Proof of Performance - Strategic Direction

Financial Objectives - Engineered Materials 2007 Performance Meaningful revenue shift towards specialization commences Steep losses substantially reduced but not yet to break even 2008 - 2011 Strategic Plan Revenue CAGR 9%, Specialty CAGR 40% Gross margins within target; operating income growth accelerates ROIC exceeds 20% Proof of Performance Gross Margins rise to >25% 2007 2011 104.4 146.6 9% CAGR ROIC 0% >20%

Summary - Engineered Materials Brand new business - new leadership team - new marketing, technology and commercial directors Commercial and technology resources investment New state-of-the-art specialties manufacturing facility Specialization strategy transforms business to high-value, differentiated mix High-growth specialty market segments focus Global growth and key account strategy to leverage global footprint Proof of Performance

John Van Hulle Vice President & General Manager North American Color & Additives NORTH AMERICAN COLOR & ADDITIVES

North American Color and Additives Business Value Proposition: Superior technical expertise and innovation in color and additive applications Operational, commercial and technological resources help customers grow while decreasing their operational costs Competitive Differentiation: Speed to market at all steps of the customer product introduction process Global consistency and risk management ensure standardization Description: Sales revenue ~ $200M Global leader in color concentrates and performance additives Proof of Performance Superior global scale and capabilities to meet the growing needs of companies with multiple locations around the world

Focused Market Segments Key Markets - Color and Additives Packaging - Promote stylish, custom, globally-available solutions to OEM designers Consumer - Commercialize innovative, patented bio-based products Healthcare - Market high-quality, risk-mitigating solutions to OEMs and major converters Proof of Performance Key Industries Served Packaging Automotive Wire & Cable Consumer Other Total Available Market $M 1,200 $ 100 100 550 350 900 3,200 $ Market Share % 6% 22% 25% 3% 3% 2% 5% Building & Construction $ $ $ $ $

Proof of Performance - Consumer Products Novel, Bio-friendly Wood Plastic Composite (WPC) Colorants Market growth rate exceeds 10% per year Addresses the #1 complaint of customers: color fading Patent-pending technology

Proof of Performance - Commercial & Operational Excellence Targeted Unprofitable Customers Staged product specific increases Management of molder inventories provides benefit reducing total cost of supply 10% Limited revenue decline of <10% on least profitable customer business Profitable Turnaround for Color & Additives $10MM OI Gain

Develop new technologies in additives, liquid colorants and composites to reach OEM designers Innovate and acquire bio-friendly products Reduce our production line change-over times and our lead-to-match and match-to-make service times Proof of Performance - Strategic Direction

2007 Performance Steep losses reversed - $10 million 2007 OI improvement Commercial excellence initiatives drive higher value mix - GM% up 10% points vs. 2006 2008 - 2011 Strategic Plan Revenue CAGR 8% Gross margins within target; strong operating income growth ROIC exceeds 20% Gross Margins rise to >25% Proof of Performance Financial Objectives - Color and Additives 2007 2011 151.2 204.7 8% CAGR ROIC 0% >20%

Summary - Color and Additives Today: Delivering a strong turnaround due to improved product mix, pricing and elimination of unprofitable business relationships Building a strong base business and making inroads with key OEMs & Molders Evaluating strategic acquisitions to grow eco-friendly solutions technology and increase market penetration Color & Additives business profitable, with a $10MM OI improvement 2008 - 2011: Sales growth >8% CAGR Highly leveraged OI growth through margin expansion ROIC >20% 25% of sales from new product offerings Proof of Performance

INTERNATIONAL COLOR & ENGINEERED MATERIALS Bernard Baert Senior Vice President & General Manager International Color & Engineered Materials

International Color and Engineered Materials Value Proposition: Global coverage capability for Global Key Accounts Innovative technology, reliable supply and superior quality Fast and customized solutions, technical support, on-time delivery Competitive Differentiation: Capability to provide global coverage for multinational companies Extensive compound offerings featuring superior properties, design flexibility Full range of concentrates featuring critical requirements and special effects Tailor-made solutions combined with a full range of standard products Description: Premier EM and color and additives concentrates manufacturer and marketer Multiple manufacturing, technology and design facilities in Europe and Asia Total revenue (est 2007): $610 million Proof of Performance

Plastics Consumption 10 5% South America 8 9% Eastern Europe 16 14% India 46 10% China Annual demand in Million Metric Tons Plastics demand growth %, annualized 2009-2014 Priority Opportunities Proof of Performance

Asia

Key Asian Markets - Color & EM Focused Market Segments Business Equipment - global presence - growth estimated at 10%/y. Wire & Cable - Specialty & oil-resistant product range - growth estimated at 20%/y. Cosmetic Packaging & Durable Goods - Bioplastics, specialty additives - growth estimated at 15%/y. Proof of Performance Engineered Materials % Market Key Industries Served Share Business Equipment $225 $55 24% Automotive $75 $10 13% Electronics $50 $ 8 16% Appliances $125 $ 6 5% Total $529 $87 16% Available Market $M Est. 2007 Revenue $M Wire & Cable $ 54 $ 8 17% Color & Additives % Market Share Packaging $417 $37 7% Wire & Cable $91 $13 14% Industrial $63 $0 0% Automotive $62 $4 6% Building & Construction $105 $2 2% Other $469 $5 1% Total $1,207 $51 4% Available Market $M Est. Key Industries Served 2007 Revenue $M

Europe

Key European Markets - Color & EM Proof of Performance Engineered Materials Color & Additives Packaging $1,069 $121 11% Wire & Cable $116 $ 42 36% Industrial $866 $ 32 4% Automotive $132 $ 21 16% Bldg. & Const. $144 $15 11% Other $1,173 $ 45 7% Total $3,500 $276 9% Automotive $2,687 $93 3% E&E $1,307 $26 2% Consumer goods $745 $10 1% BC & Industrial $731 $23 3% Packaging $43 $ 5 12% Wire & Cable $230 $30 13% Health & Medical $70 $ 4 5% Other $324 $ 8 3% Total $6,137 $198 3% % Market Key Industries Served Share Available Market $M Est. 2007 Revenue $M % Market Share Available Market $M Est. Key Industries Served 2007 Revenue $M Automotive - Weight reduction - customized cpds/color skill - growth estimated at 10%. Packaging - Green solutions - bioplastics and specialty additives skills + service - growth estimated at 10% on specific sub segments. Wire & Cable - Technology transitions - unique products such as oil- resistant formulations - growth estimated at 10%. Focused Market Segments

Proof of Performance - International Global Key Account Solutions Automotive: Business developed in EU, expanded in US and in Asia Packaging: Specification gained at a US OEM was leveraged in Asia Electrical: US-Asia partnership won business in Korea Expansion of our Global Footprint North China, Suzhou, Shanghai, India, Eastern Europe, France, Spain Specialization Automotive: A plastic part coloration solution avoids the painting step Wire & Cable: A unique oil-resistant halogen-free compound for cables

Strategic Direction - International Aggressively expand our global footprint in high- growth areas in Asia, Eastern Europe and the Middle East Develop Global Account management Drive our Vitality Index above 25%. Address new markets and introduce new products Maximize our operational and commercial efficiencies Proof of Performance

Financial Objectives - International 2007 Performance Revenue - double-digit increases in Asia and Europe >30% earnings growth, nearly 20% excluding FX benefit 2008 - 2011 Strategic Plan Revenue approaches $800 million, CAGR >6% - Asia CAGR 15% Gross margins within target range; strong operating income growth ROS exceeds 9% ROIC exceeds 20% 2007 2011 612 783 >6% CAGR ROIC 9% >20% Proof of Performance Gross Margins rise to >25%

Continue the successful change to specialization Develop partnerships with key OEMs Continue geographic expansion and reach Train and coach commercial teams for customer value Support value creation via operational excellence using Lean Six Sigma methodology Summary - Total International Proof of Performance

VINYL BUSINESS Rob Rosenau Senior Vice President & General Manager Vinyl Business

Vinyl Business Description: $875 million North American leader in the specialized vinyl market Value Proposition: Long-established supplier with a successful track record A world-recognized brand that connotes the highest quality standards, and answers to the toughest vinyl questions Unique combination of application and product solutions Unmatched technical service capabilities Competitive Differentiation: Breadth of solutions Reliability / security of supply Heritage of performance Expertise and collaborative approach Proof of Performance

Key Markets - Vinyl Business Key Industries Served Building & Const. Wire & Cable Packaging Appliance Consumer Electrical / Electronics Formulators Automotive Other Total Defined Market $M $1,050 $450 $155 $85 $230 $50 $75 $230 $255 $2,580 % Market Share 32% 30% 50% 55% 17% 77% 23% 6% 61% 34% Total Top 10 Customers $225 BU $875 Proof of Performance Wire & Cable - Expansion in Asia Consumer - Penetration in this market to diversify our business and reduce dependence on B&C Appliance - Leverage our success across more global OEMs Focused Market Segments

PolyOne Vinyl Revenue Breakdown Proof of Performance Total = $875M B&C 36% Wire & Cable 15% Other 22% Appliances 5% E&E 4% Formulators 2% Consumer 4% Packaging 8% Automotive 2%

PolyOne Vinyl Revenue Breakdown Proof of Performance Total = $875M B&C 36% Wire & Cable 15% Other 22% Appliances 5% E&E 4% Formulators 2% Consumer 4% Packaging 8% Automotive 2%

Housing Starts vs. Vinyl Business Volume Existing home sales at a 16-year low Housing starts running at 11 year low Consensus forecast shows no rebound until late 2008 200 250 300 350 400 450 500 550 600 2003 Q2 2003 Q4 2004 Q2 2004 Q4 2005 Q2 2005 Q4 2006 Q2 2006 Q4 2007 Q2 2007 Q4 2008 Q2 2008 Q4 2009 Q2 2009 Q4 2010 Q2 Quarterly Housing Starts (thousands) Actual Housing Starts Housing Start Forecast Vinyl Business Volume 2003 2004 2005 2006 2007 2008 2009 2010

Worked with: A major appliance manufacturer to resolve laundry console design flaws discovered in final testing, avoiding launch delays costing millions A Midwest extruder to use CPVC to resolve problems in a copper plate manufacturing process, saving the end user $1.5-2 million Proved: To another major appliance manufacturer that the company services we provide are consistently worth more than 8-10% of the company's annual purchases from us To a major wire & cable manufacturer that the processing speed and consistency associated with our material was worth giving us $8 million in new business at a $460,000 premium Proof of Performance - Vinyl Business

Since 2005: Improved on-time delivery 14 points, while Reducing lead times by 40%, while Removing 12% of our working capital, while Eliminating over $5 million from our annual cost structure Example: Determined that on-time delivery was key factor in satisfaction of two key Midwest accounts Initiated service offer that guaranteed 100% on-time delivery Each customer placing 95%+ of business with PolyOne Proof of Performance - Vinyl Business

BASIC VINYL PROPERTIES High Heat Fiber Reinforced Low COE Weatherable Capstock Low Smoke Flexible Static Dissipative High Impact Cellular Foam Low S.G. Proof of Performance - Vinyl Performance "Window"

Strategic Direction - Vinyl Business Create the next generation of vinyl injection molding compounds Identify and penetrate other specialty applications Leverage our success with North American appliance manufacturers globally Establish manufacturing position in China, and double sales there by 2011 Exit high-cost manufacturing and warehousing facilities Leverage PolyOne's key account and OEM focus to better identify needs and applications Proof of Performance

Financial Objectives - Vinyl Business 2007 Performance Weak residential construction drives 10% revenue drop and OI decline Margins fall below trend 2008 - 2011 Strategic Plan Challenging 2008 operating environment Revenue CAGR 6%, reflecting housing rebound as of 2009 Margins recover leading to 9% ROS ROIC exceeds 20% Proof of Performance 2007 2011 866.3 1086.6 6% CAGR ROIC 13% >20%

Summary - Vinyl Business Penetrating specialized applications such as semiconductor piping, dark-colored windows and decking, and decorative appliance parts Improving productivity by more than 5% annually by applying Lean Six Sigma tools Expanding into Asia to service major customers' global needs Broadening and deepening our interaction with customers to better identify needs and create value-added solutions Capitalizing on new applications and a recovering housing market Proof of Performance ....all lead to new highs in Vinyl Business profitability and cash generation

Mike Rademacher Senior Vice President & General Manager Distribution POLYONE DISTRIBUTION

PolyOne Distribution Description: North America plastics distribution 5,000+ plastic processor customers Value Proposition: Full product bundle Same-or next-day delivery Unbiased solutions Competitive Differentiation: North American coverage PolyOne products Technical support Management experience Customer relationships and responsiveness Proof of Performance Sales $750M 20 suppliers, 3,000+ products Local inventory Technical support

Key Markets - Distribution Top 4 Distributors = 40% Market Share PolyOne Distribution - $750M Available 2007 Key Industries Served Market Revenue Market $M $M Share % Consumer $1,160 $160 14% Automotive $1,403 $150 11% Industrial $1,779 $145 8% Healthcare $495 $130 26% Appliance $307 $45 15% Building & Const. $444 $45 10% Packaging $1,403 $34 2% Electronics $482 $28 6% Wire & Cable $102 $8 8% Total $7,575 $750 10% 2007 Proof of Performance Focused Market Segments Healthcare - Increase share with a tailored approach of PolyOne products and services Mexico / Canada - Add resources in response to growth opportunities New Locations - Selectively expand geographic reach

Demonstrated growth in sales revenue and profitability since merger Successful transition to Vinyl's exclusive distributor in 2003 Key supplier partners have continued to support our business model and value proposition We continue to be an important channel for PolyOne products and a "window to the market" for our businesses Proof of Performance - Distribution

Customers Rank Us Highest in Key Quality and Service Criteria 2006 Customer Survey Quality Customer Service Delivery Tech Service Ease of Doing Business 6 7 8 9 10 POD Competitor Average Proof of Performance - Distribution

Accelerate North American growth through sales force investment Expand our presence in Mexico and Canada Develop key markets like Healthcare where we can create a differentiated offering by bundling PolyOne's products and services Explore opportunities to expand our global reach Proof of Performance - Strategic Direction

Financial Objectives - Distribution 2007 Performance Revenue growth despite softening economy Year-over-year OI increase - projected record segment earnings ROIC projected at 17% 2008 - 2011 Strategic Plan Revenue to exceed $1B, CAGR 8% Leverage infrastructure to accelerate OI growth ROS grows to 4% and ROIC to 25% Proof of Performance Gross Margins rise to >9% 2007 2011 746 1030 8% CAGR ROIC 17% 25%

Summary - Distribution Today: Proven track record of performance Strong base business in North America and a solid differentiated value proposition 2008 - 2011: Accelerate growth in North America to exceed $1B Leverage current network to accelerate operating income growth Explore opportunities to selectively expand our geographic reach Deliver 4% ROS, 25% ROIC Proof of Performance

David Wilson Senior Vice President & Chief Financial Officer FINANCIAL SUMMARY

Strong financial profile established - flexibility to accelerate strategic investments: Total debt and interest expense lowest since formation Current leverage ratio of 2.0x to 2.5x; credit ratings upgraded Invested capital productivity targets delivered Investment capacity grows consistently Transformation strategies improve quality and sustainability of earnings mix: Core business earnings >60% of total and growing OxyVinyls divestment reshapes portfolio and eliminates principal source of volatility Specialization driving meaningful earnings mix improvement Investments aligned with specialization and globalization Effectiveness and efficiency improved through commercial and operational excellence Proof of Performance - Financial Summary

Drive profitable growth, multiple expansion and shareholder value creation Key 2011 performance objectives: 25% to 35% specialty business gross margins 40% sales outside United States 25% vitality index Strong double-digit earnings CAGR Generate economic return - ROIC >15% Financial Summary - 2011 Objectives Proof of Performance Meaningfully improved quality and sustainability of earnings mix should drive substantial multiple expansion and share price appreciation

Specialty Businesses - $0.95 Billion PolyOne Distribution - $0.75 Billion General Purpose - $1.13 Billion Strategic Business Platforms Proof of Performance

Operating Income Mix Projected OI CAGR exceeds 20%, driving threefold increase in EPS from 2007 to 2011. Specialty earnings elevated by strong gross margin increases. Vinyl margins rebound. Earnings quality improves with meaningful mix shift towards Specialty Businesses. Proof of Performance 2006 2007 2011 Specialty 0.077 0.219 0.44 POD 0.092 0.141 0.132 General Purpose 0.831 0.64 0.4275 Source: PolyOne October 2007 Strategic Plan

Specialization drives increases across each platform. Specialty platform achieves 25% objective by 2010. Gross Margin % of Sales Evolution Proof of Performance 2006 2007 2008 2009 2010 2011 Specialty 0.145 0.168 0.187 0.219 0.252 0.265 POD 0.079 0.082 0.085 0.087 0.089 0.091 General Purpose 0.105 0.1 0.099 0.119 0.133 0.143 Total PolyOne 0.117 0.124 0.131 0.151 0.169 0.179 Source: PolyOne October 2007 Strategic Plan

Specialty platform pushes above 10% ROS in 2011. Total 2011 ROS projected to increase >4% points from 2007. Operating Income % of Sales Proof of Performance 2006 2007 2008 2009 2010 2011 Specialty 0.018 0.035 0.0489 0.065 0.089 0.1079 POD 0.029 0.029 0.031 0.032 0.036 0.0397 General Purpose 0.057 0.054 0.05 0.06 0.075 0.082 Total PolyOne 0.026 0.026 0.025 0.04 0.056 0.068 ROS excludes R&I equity OI Source: PolyOne October 2007 Strategic Plan

Return on Invested Capital Summary Each platform achieves ROIC objective to generate a target return by 2011. POD and GP performing at or above target in 2007. Total PolyOne ROIC reaches 18% by 2011. Proof of Performance Specialty POD General Purpose Total POL 2007 0.066 0.172 0.148 0.081 2011 0.171 0.078 0.052 0.1 Source: PolyOne October 2007 Strategic Plan

Strengthening Financial Profile Target leverage ratio of 2.0x to 2.5x achieved in 2007. Net interest expense reduction should approach $34 million in 2008 vs. 2006. Redemption of 2010 Senior Notes in 2007 reduces total debt to half level at POL formation. $26 million annual debt reduction 2008 - 2011 corresponds to scheduled retirements. Proof of Performance 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Debt 880 761 835.2 940.5 775.4 734.3 667.8 405 379 353 327 301 Debt/EBITDA 3.56 5.6 6.14 12.5 3.97 3.7 2.6 2.4 2.25 2 1.75 1.5 Source: PolyOne October 2007 Strategic Plan

Strengthening Financial Profile and Performance Should Drive Ratings Improvement Financial Profile Outlook 2006 2007 2011 Debt / EBITDA (Y/E) 2.6x 2.4x <1.5x Net Debt / EBITDA (Y/E) 2.5x 2.1x <1.0x Total Debt (Y/E) $668 $405 $301 % Core Business Earnings 45% 63% >95% Working Capital as % of Sales 14.3% 14.2% 13.5% Investment Capacity (<3x; Acqu. @ 8x) $200 >$200 >$1,000 Investment Capacity (<2.5x; Acqu. @ 8x) $0 $80 >$750 Key credit drivers delivered to increase rating from current B+ / B1 to investment grade Invested capital productivity improves, driving strong cash flows through period Specialization / globalization accelerated by deploying available investment capacity Proof of Performance Source: PolyOne October 2007 Strategic Plan

Return on Invested Capital: Total PolyOne (pre-tax) Business Units (pre-tax) Operating Income Growth Vitality Index Sales Outside the USA Gross Margin Attainment Key Performance Indicators >15% >15% Double-digit CAGR 25% 40% 25% - 35% for Specialty Businesses 2011 Objective 18% achieved by 2011 Each platform exceeds target by 2011 >20% CAGR projected for total PolyOne 11.5% 2006 base increases from new commercial launches plus 60 POL projects in pipeline 38% projected. Acquisitions close the gap. 25% by 2010; 10% ROS by 2011 Projected Performance Key Performance Indicators Proof of Performance Strong earnings growth, plus substantial improvement in quality and sustainability of earnings mix, should drive a significant step up in valuation multiple and equity price. Source: PolyOne October 2007 Strategic Plan

Transformation strategies deliver key objectives Specialization drives meaningful increases in gross margins, which deliver ROS and ROIC Quality of earnings mix reshapes portfolio; underpins sustainable, high-value base; and expands equity valuation multiples Financial profile is strong, enabling flexibility to accelerate requisite strategic investments to support organic growth initiatives and acquisitions, while maintaining strong financial ratios Ratings should improve, potentially returning to investment grade by 2009 Portfolio development initiatives strengthen business mix and achieve strategic objectives Strong earnings growth will drive marked increase in price of PolyOne's equity, delivering sustainable value to shareholders Proof of Performance - Financial Summary